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                                                                  Exhibit 10.107


                                 January 8, 1997


TO THE ATTACHED DISTRIBUTION LIST

         Re: Amended and Restated Credit Agreement dated as of February 25, 1994, among Shorewood Packaging Corporation (the "U.S. Borrower"), Shorewood Corporation of Canada Limited (the "Canadian Borrower") (collectively, the U.S. Borrower and the Canadian Borrower may be referred to herein as the "Borrowers"), NationsBank, N.A. (formerly known as NationsBank, N.A. (Carolinas) and NationsBank of North Carolina, N.A.), as Administrative Agent, the Bank of Nova Scotia, as Canadian Administrative Agent and the Lenders identified therein, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 18, 1994, that certain Second Amendment to Amended and Restated Credit Agreement dated as of November 22, 1994, that certain Third Amendment to Amended and Restated Credit Agreement dated as of July 28, 1995, that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of December 12, 1995, that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of January 26, 1996 and that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of July 2, 1996 (as further amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement"). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Ladies and Gentlemen:

To avoid "thin capitalization" tax exposure on intercompany interest charges in Canada, the U.S. Borrower placed additional equity in the Canadian Borrower in 1994, resulting in the issuance by the Canadian Borrower to the U.S. Borrower of 5,655,172 shares of preferred stock, of which 3,732,413 shares, evidenced by share certificate no. P-2 (the "Preferred Shares") have been pledged to the Administrative Agent, for the benefit of the Lenders, pursuant to the terms of the Credit Documents. The recent satisfaction by the Canadian Borrower of its intercompany debt has removed all "thin capitalization" tax exposure concerns for the U.S. Borrower. As a result, the U.S. Borrower would now like to move some equity back to the United States pursuant to the redemption of the Preferred Shares.

Therefore, the Borrowers have requested that the Lenders consent to the Administrative Agent's (i) termination of the Administrative
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January 8, 1997


Agent's security interest in the Preferred Shares and (ii) release of share certificate no. P-2 evidencing the Preferred Shares. The Borrowers have also requested that the Administrative Agent, as registered holder of the Preferred Shares, tender the Preferred Shares for redemption and direct the Canadian Borrower to pay the redemption price directly to the U.S. Borrower.

Please sign where indicated below and return a copy of this letter to the undersigned to evidence your consent to the (i) termination by the Administrative Agent of its security interest in the Preferred Shares, (ii) release of share certificate no. P-2 evidencing the Preferred Shares, (iii) tender by the Administrative Agent of the Preferred Shares for redemption and
(iv) payment of the redemption price for the Preferred Shares directly to the U.S. Borrower.

The Administrative Agent shall continue to maintain, for the benefit of the Lenders, a security interest in 66% of the common stock issued by the Canadian Borrower.


                                           Very truly yours,

                                           NATIONSBANK, N.A., in its capacity
                                           as Agent and as Lender


                                           By:________________________________
                                           Name:  ____________________________
                                           Title: _____________________________


Accepted and agreed:

BORROWERS:

SHOREWOOD PACKAGING CORPORATION

By:____________________________
Name:  Howard M. Liebman
Title: Executive Vice President and
       Chief Financial Officer



SHOREWOOD CORPORATION OF CANADA
LIMITED

By:____________________________
Name:  Howard M. Liebman
Title: Vice President
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January 8, 1997


LENDERS:


THE BANK OF NOVA SCOTIA, in its
capacity as Canadian Administrative
Agent and as a Lender

By:____________________________
Name:__________________________
Title:_________________________


By:____________________________
Name:__________________________
Title:_________________________


CREDITANSTALT BANKVEREIN

By:____________________________
Name:__________________________
Title:_________________________


By:____________________________
Name:__________________________
Title:_________________________


CRESTAR BANK

By:____________________________
Name:__________________________
Title:_________________________


UNITED STATES NATIONAL BANK OF
OREGON

By:____________________________
Name:__________________________
Title:_________________________


THE CHASE MANHATTAN BANK, N. A.

By:_____________________________
Name:___________________________
Title:__________________________
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January 8, 1997


BANQUE PARIBAS

By:_____________________________
Name:___________________________
Title:__________________________


By:_____________________________
Name:___________________________
Title:__________________________


THE SUMITOMO BANK, LIMITED,
CHICAGO BRANCH

By:_____________________________
Name:___________________________
Title:__________________________


By:_____________________________
Name:___________________________
Title:__________________________


FLEET BANK, N.A.

By:_____________________________
Name:___________________________
Title:__________________________


THE BANK OF NEW YORK

By:_____________________________
Name:___________________________
Title:__________________________


FIRST UNION NATIONAL BANK OF NORTH
CAROLINA

By:_____________________________
Name:___________________________
Title:__________________________
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The Subsidiary Guarantors acknowledge and consent to all of the terms and conditions of this letter, and agree that this letter and any documents executed in connection herewith do not operate to reduce or discharge the Subsidiary Guarantors' obligations under their respective Guaranty Agreements.


                                     SHOREWOOD TECHNOLOGIES, INC.


                                     By:________________________________
                                     Name:  Howard M. Liebman
                                     Title: Vice President


                                     SHOREWOOD PACKAGING CORPORATION OF
                                     GEORGIA


                                     By:________________________________
                                     Name:  Howard M. Liebman
                                     Title: Executive Vice President &
                                            Chief Financial Officer


                                     SHOREWOOD PACKAGING OF
                                     NORTH CAROLINA, INC.


                                     By:________________________________
                                     Name:  Howard M. Liebman
                                     Title: Executive Vice President &
                                            Chief Financial Officer


                                     SPC COMPANY OF VIRGINIA, INC.
                                     (f/k/a SHOREWOOD PACKAGING OF
                                     VIRGINIA, INC.)


                                     By:________________________________
                                     Name:  Howard M. Liebman
                                     Title: Executive Vice President &
                                            Chief Financial Officer
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January 8, 1997


                                     SHOREWOOD PACKAGING OF CALIFORNIA,
                                     INC.


                                     By:________________________________
                                     Name:  Howard M. Liebman
                                     Title: Executive Vice President &
                                            Chief Financial Officer


                                     SHOREWOOD PACKAGING COMPANY OF
                                     ILLINOIS, INC.


                                     By:________________________________
                                     Name:  Howard M. Liebman
                                     Title: Executive Vice President &
                                            Chief Financial Officer

                                     SHOREWOOD TRANSPORT, INC.


                                     By:________________________________
                                     Name:  Howard M. Liebman
                                     Title: Executive Vice President &
                                            Chief Financial Officer


                                     SHOREWOOD PACKAGING OF DELAWARE, INC.


                                     By:________________________________
                                     Name:  Howard M. Liebman
                                     Title: Executive Vice President &
                                            Chief Financial Officer


                                     SHOR-WRAP, INC.


                                     By:________________________________
                                     Name:  Howard M. Liebman
                                     Title: Executive Vice President &
                                            Chief Financial Officer
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January 8, 1997


                                     SHOREWOOD PACKAGING CORPORATION OF ALABAMA


                                     By:________________________________
                                     Name:  Howard M. Liebman
                                     Title: Executive Vice President &
                                            Chief Financial Officer


                                     SHOREWOOD PACKAGING CORPORATION OF
                                     NEW YORK


                                     By:________________________________
                                     Name:  Howard M. Liebman
                                     Title: Executive Vice President &
                                            Chief Financial Officer


                                     SHOREWOOD ACQUISITION CORP. OF
                                     DELAWARE


                                     By:________________________________
                                     Name:  Howard M. Liebman
                                     Title: Executive Vice President &
                                            Chief Financial Officer


                                     SHOREWOOD PACKAGING CORPORATION OF
                                     VIRGINIA (f/k/a SHOREWOOD PAPERBOARD
                                     CORPORATION OF VIRGINIA)


                                     By:________________________________
                                     Name:  Howard M. Liebman
                                     Title: Executive Vice President &
                                            Chief Financial Officer


                                     SPC COMPANY OF NEW YORK, INC.
                                     (f/k/a SHOREWOOD PAPERBOARD
                                     CORPORATION OF NEW YORK)


                                     By:________________________________
                                     Name:  Howard M. Liebman
                                     Title: Executive Vice President &
                                            Chief Financial Officer
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January 8, 1997


                                     SHOREWOOD PACKAGING CORPORATION OF
                                     CONNECTICUT, (f/k/a
                                     SHOREWOOD/HEMINWAY SET-UP BOX
                                     CORPORATION)

                                     By:________________________________
                                     Name:  Howard M. Liebman
                                     Title: Executive Vice President &
                                            Chief Financial Officer


                                     TORONTO CARTON CORPORATION LIMITED

                                     By:________________________________
                                     Name:  Howard M. Liebman
                                     Title: Vice President


                                     SPC CORPORATION LIMITED (f/k/a
                                     SHOREWOOD PAPERBOARD CORPORATION
                                     LIMITED)

                                     By:________________________________
                                     Name:  Howard M. Liebman
                                     Title: Vice President


                                     SHOREWOOD PACKAGING CORP. OF CANADA
                                     LIMITED

                                     By:________________________________
                                     Name:  Howard M. Liebman
                                     Title: Vice President


                                     SHOREWOOD PACKAGING CORPORATION OF
                                     OREGON

                                     By:________________________________
                                     Name:  Howard M. Liebman
                                     Title: Executive Vice President